PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Deferred channel and other costs (Note 4)	¥ 63,235	$ 8,906	¥ 84,355
VAT prepayments	13,916	1,960	12,657
Prepayments of marketing expenses	3,099	436	2,728
Advances to suppliers	1,174	165	703
Others	8,087	1,140	2,322
Total prepayments and other current assets	¥ 89,511	$ 12,607	¥ 102,765